UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2004

Wachovia Commercial Mortgage Securities, Inc. (as Depositor under the Pooling and Servicing Agreement, dated as of February 10, 2002, relating to the First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2002-C1)
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	333-68246 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
301 South College Street, Charlotte, North Carolina (Address of principal executive offices)	28288-0166 (Zip Code)

Registrant's telephone number, including area code 704-374-6161

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2002-C1, which was made on September 13, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.01 of the Pooling and Servicing Agreement for the distribution on September 13, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 16, 2004
First Union Commercial Mortgage Securities, Inc.
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
Administrator:
Laura Kocha-Chaddha 312.904.0648
laura.kocha.chaddha@abnamro.com
Analyst:
Samantha Lee 714.259.6231
samantha.y.lee@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Loan Level Detail
Specially Serviced (Part I) - Loan Detail
Page 2-5

Page 9-10

Page 14-18

Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Appraisal Reduction Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
FUNB02C1
FUNB02C1_200409_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
25-Feb-02
12-Mar-02
12-Feb-34
Parties to The Transaction
Issuer: Wachovia Bank, National Association
Depositor: Wachovia Bank, National Association
Underwriter: Deutsche Banc Alex. Brown/ABN AMRO Incorporated
Master Servicer: Wachovia Bank, National Association
Special Servicer: Allied Capital Corporation
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.516468%
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union Commercial Mortgage Securities, Inc.
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
84
REMIC II
Statement Date:
ABN AMRO Acct: 720397.3
866.865263359
15.202363170
0.000000000
851.662900188
4.034535431
Fixed
0.00
0.00
0.000000000
5.58500000%
0.000000000
33736XFS3
A-1
131,057,000.00
113,608,760.82
1,992,376.11
0.00
111,616,384.71
528,754.11
1000.000000000
0.000000000
0.000000000
1000.000000000
5.117499994
Fixed
0.00
0.00
0.000000000
6.14100000%
0.000000000
33736XFT1
A-2
430,663,000.00
430,663,000.00
0.00
0.00
430,663,000.00
2,203,917.90
976.043325229
0.000000000
0.000000000
966.954460021
0.488454217
0.498852803%
0.00
0.00
0.000000000
0.60053180%
0.000000000
N
33736XFX2
IO-I
728,324,739.00
710,876,500.10
0.00
0.00
704,256,854.72
355,753.29
1000.000000000
0.000000000
0.000000000
1000.000000000
1.003683426
0.961950102%
0.00
0.00
0.000000000
1.20442010%
0.000000000
N
33736XFY0
IO-II
444,320,000.00
444,320,000.00
0.00
0.00
444,320,000.00
445,956.62
1000.000000000
0.000000000
0.000000000
1000.000000000
5.266666540
Fixed
0.00
0.00
0.000000000
6.32000000%
0.000000000
33736XFU8
B
26,402,000.00
26,402,000.00
0.00
0.00
26,402,000.00
139,050.53
1000.000000000
0.000000000
0.000000000
1000.000000000
5.424166718
Fixed
0.00
0.00
0.000000000
6.50900000%
0.000000000
33736XFV6
C
32,774,000.00
32,774,000.00
0.00
0.00
32,774,000.00
177,771.64
1000.000000000
0.000000000
0.000000000
1000.000000000
5.518333699
Fixed
0.00
0.00
0.000000000
6.62200000%
0.000000000
33736XFW4
D
9,104,000.00
9,104,000.00
0.00
0.00
9,104,000.00
50,238.91
1000.000000000
0.000000000
0.000000000
1000.000000000
5.723332927
6.868000000%
0.00
0.00
0.000000000
6.86800000%
0.000000000
33736XFZ7
E
8,194,000.00
8,194,000.00
0.00
0.00
8,194,000.00
46,896.99
1000.000000000
0.000000000
0.000000000
1000.000000000
5.805000000
6.966000000%
0.00
0.00
0.000000000
6.96600000%
0.000000000
33736XGA1
F
12,746,000.00
12,746,000.00
0.00
0.00
12,746,000.00
73,990.53
1000.000000000
0.000000000
0.000000000
1000.000000000
6.200193729
7.191513176%
0.00
0.00
0.000000000
7.44023298%
0.000000000
33736XGB9
G
10,014,000.00
10,014,000.00
0.00
0.00
10,014,000.00
62,088.74
1000.000000000
0.000000000
0.000000000
1000.000000000
4.972500172
Fixed
0.00
0.00
0.000000000
5.96700000%
0.000000000
33736XGC7
H
14,567,000.00
14,567,000.00
0.00
0.00
14,567,000.00
72,434.41
1000.000000000
0.000000000
0.000000000
1000.000000000
4.972500343
Fixed
0.00
0.00
0.000000000
5.96700000%
0.000000000
33736XGD5
J
14,566,000.00
14,566,000.00
0.00
0.00
14,566,000.00
72,429.44
1000.000000000
0.000000000
0.000000000
1000.000000000
4.972500458
Fixed
0.00
0.00
0.000000000
5.96700000%
0.000000000
33736XGE3
K
5,463,000.00
5,463,000.00
0.00
0.00
5,463,000.00
27,164.77
1000.000000000
0.000000000
0.000000000
1000.000000000
4.972500915
Fixed
0.00
0.00
0.000000000
5.96700000%
0.000000000
33736XGF0
L
5,462,000.00
5,462,000.00
0.00
0.00
5,462,000.00
27,159.80
1000.000000000
0.000000000
0.000000000
1000.000000000
5.084458328
Fixed
0.00
815.39
0.111957984
5.96700000%
0.000000000
33736XGG8
M
7,283,000.00
7,283,000.00
0.00
0.00
7,283,000.00
37,030.11
1000.000000000
0.000000000
0.000000000
1000.000000000
44.752512356
Fixed
0.00
144,878.80
39.780010983
5.96700000%
0.000000000
33736XGH6
N
3,642,000.00
3,642,000.00
0.00
0.00
3,642,000.00
162,988.65
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.516468%
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union Commercial Mortgage Securities, Inc.
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
84
REMIC II
Statement Date:
ABN AMRO Acct: 720397.3
1000.000000000
0.000000000
282.361660198
717.638339802
3.038145723
Fixed
0.00
)
(31,699.69
)
(1.934354059
5.96700000%
0.000000000
33736XGJ2
O
16,387,739.28
16,387,739.28
0.00
4,627,269.27
11,760,470.01
49,788.34
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSH279
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSH278
R-I
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
113,994.50
728,324,739.28
710,876,500.10
6,525,790.89
Total
704,256,854.72
1,992,376.11
4,627,269.27
4,533,414.78
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.516468%
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union Commercial Mortgage Securities, Inc.
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
84
Grantor Trust
Statement Date:
ABN AMRO Acct: 720397.3
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSH280
Z
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.516468%
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union Commercial Mortgage Securities, Inc.
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
84
Companion Tier
Statement Date:
ABN AMRO Acct: 720397.3
810.194051884
6.851883536
0.000000000
803.342168348
5.092004168
7.296900000%
0.00
0.00
0.000000000
7.29861290%
0.000000000
9ABSH2954
75-B
699,553.63
566,774.19
4,793.26
0.00
561,980.93
3,562.13
812.197907238
6.796436600
0.000000000
805.401470637
5.279435884
7.546900000%
0.00
0.00
0.000000000
7.54861290%
0.000000000
9ABSH2962
96-B
318,958.32
259,057.28
2,167.78
0.00
256,889.50
1,683.92
810.193991753
6.851872125
0.000000000
803.342119628
5.092017088
7.296900000%
0.00
0.00
0.000000000
7.29861290%
0.000000000
9ABSH2970
97-B
317,145.44
256,949.33
2,173.04
0.00
254,776.29
1,614.91
810.194137101
6.851895698
0.000000000
803.342241403
5.092015406
7.296900000%
0.00
0.00
0.000000000
7.29861290%
0.000000000
9ABSH2988
106-B
295,855.35
239,700.27
2,027.17
0.00
237,673.10
1,506.50
Total P&I Payment
0.00
0.00
1,631,512.74
1,322,481.07
19,528.71
Total
1,311,319.82
11,161.25
0.00
8,367.46
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
3,974,255.46
0.00
0.00
Less ASER Interest Adv Reduction
)
(16,259.79
Less Other Adjustment
0.00
Total
4,441,336.81
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
135,430.30
Total
135,430.30
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(3,749.87
0.00
)
(111.50
0.00
)
(5,176.01
4,543,622.06
)
(1,839.85
0.00
0.00
0.00
)
(1,839.85
519,708.81
66,805.19
586,514.00
0.00
0.00
1,417,023.36
0.00
0.00
1,417,023.36
2,003,537.36
6,547,159.42
6,545,319.57
712,198,981.16
110
586,514.00
0.00
0
0.00
6,044,292.62
2
0.00
0
705,568,174.54
108
312,782.31
1,403,687.16
66,805.19
467,081.36
148,447.90
651,566.54
27,969.05
0.00
0.00
3,420.95
31,390.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(27,969.05
4,541,782.21
Interest Not Advanced (
Current Period
)
0.00
483,341.15
Workout Fees
Liquidation Fees
)
(1,314.64
0.00
Less Non Recovered
)
(1,219,201.98
)
(231,139.60
0.00
0.00
0.00

10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Interest Adjustments Summary
Statement Date:
0.00
0.00
3,749.87
1,314.64
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
111.50
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
16,259.79
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
21,435.80
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
135,430.30
135,430.30
Total Excess Allocated to the Bonds
113,994.50
)
(21,435.80
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
115,900.35
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
19,529.95
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
75-A
31
16,329.35
16,329.35
16,329.35
0.00
NA
NA
Act/360
7.298612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
75-B
31
3,562.13
3,562.13
3,562.13
0.00
NA
NA
Act/360
7.298612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
96-A
31
10,184.83
10,184.83
10,184.83
0.00
NA
NA
Act/360
7.548612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
96-B
31
1,683.92
1,683.92
1,683.92
0.00
NA
NA
Act/360
7.548612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
97-A
31
8,796.45
8,796.45
8,796.45
0.00
NA
NA
Act/360
7.298612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
97-B
31
1,614.91
1,614.91
1,614.91
0.00
NA
NA
Act/360
7.298612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
106-A
31
5,758.50
5,758.50
5,758.50
0.00
NA
NA
Act/360
7.298612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
106-B
31
1,506.50
1,506.50
1,506.50
0.00
NA
NA
Act/360
7.298612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1
30
528,754.11
528,754.11
528,754.11
0.00
82.01%
84.15%
30/360
5.585000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
2,203,917.90
2,203,917.90
2,203,917.90
0.00
22.88%
23.00%
30/360
6.141000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
IO-I
30
355,753.29
355,753.29
355,753.29
0.00
NA
NA
30/360
0.600531799%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
IO-II
30
445,956.62
445,956.62
445,956.62
0.00
NA
NA
30/360
1.204420102%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
139,050.53
139,050.53
139,050.53
0.00
19.25%
19.25%
30/360
6.320000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
177,771.64
177,771.64
177,771.64
0.00
14.75%
14.60%
30/360
6.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
50,238.91
50,238.91
50,238.91
0.00
13.50%
13.30%
30/360
6.622000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
46,896.99
46,896.99
46,896.99
0.00
12.38%
12.14%
30/360
6.868000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
73,990.53
73,990.53
73,990.53
0.00
10.63%
10.33%
30/360
6.966000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
62,088.74
62,088.74
62,088.74
0.00
9.25%
8.91%
30/360
7.440232981%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
72,434.41
72,434.41
72,434.41
0.00
7.25%
6.84%
30/360
5.967000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
72,429.44
72,429.44
72,429.44
0.00
5.25%
4.77%
30/360
5.967000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
27,164.77
27,164.77
27,164.77
0.00
4.50%
4.00%
30/360
5.967000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
27,159.80
27,159.80
27,159.80
0.00
3.75%
3.22%
30/360
5.967000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
36,214.72
37,030.11
37,030.11
0.00
2.75%
2.19%
30/360
5.967000000%
815.39
815.39
0.00
0.00
0.00
0.00
0.00
0.00
N
30
18,109.85
162,988.65
162,988.65
0.00
2.25%
1.67%
30/360
5.967000000%
144,878.80
144,878.80
0.00
0.00
0.00
0.00
0.00
0.00
O
30
81,488.03
919,200.57
49,788.34
869,412.23
0.00%
0.00%
30/360
5.967000000%
)
(31,699.69
837,712.54
0.00
0.00
0.00
0.00
0.00
0.00
Z
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
4,468,856.87
5,452,263.60
4,582,851.37
869,412.23
113,994.50
983,406.73
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
75-B
9ABSH2954
NR
NR
NR
96-B
9ABSH2962
NR
NR
NR
97-B
9ABSH2970
NR
NR
NR
106-B
9ABSH2988
NR
NR
NR
R-I
9ABSH278
A-1
33736XFS3
NR
Aaa
AAA
A-2
33736XFT1
NR
Aaa
AAA
IO-I
33736XFX2
NR
Aaa
AAA
IO-II
33736XFY0
NR
Aaa
AAA
B
33736XFU8
NR
Aa2
AA
C
33736XFV6
NR
A2
A
D
33736XFW4
NR
A3
A-
E
33736XFZ7
NR
Baa1
BBB+
F
33736XGA1
NR
Baa2
BBB
G
33736XGB9
NR
Baa3
BBB-
H
33736XGC7
NR
Ba1
BB+
J
33736XGD5
NR
Ba2
BB
K
33736XGE3
NR
Ba3
BB-
L
33736XGF0
NR
B1
B+
M
33736XGG8
NR
B2
B
N
33736XGH6
NR
B3
B-
O
33736XGJ2
NR
NR
NR

10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-II
9ABSH279
Z
9ABSH280
NR
NR
NR

10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 720397.3
0.00%
0.00%
0.00%
0.00%
1
0.93%
2,675,374
0.38%
0.00%
0.00%
0.93%
0.69%
0.00%
0.00%
0.00%
0.00%
3.70%
2.25%
13-Sep-04
0
0
0
0
0
0
1
4,884,116
0
0
4
15,854,613
0
0
0.00%
0.00%
0.00%
0.00%
1
0.91%
2,677,225
0.38%
1.82%
0.85%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
5.45%
3.08%
12-Aug-04
0
0
0
0
2
6,044,293
1
4,887,527
0
0
6
21,909,933
0
0
0.00%
0.00%
0.00%
0.00%
1
0.91%
2,679,064
0.38%
1.82%
0.85%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
5.45%
4.34%
12-Jul-04
0
0
0
0
2
6,044,293
1
4,890,917
0
0
6
30,899,249
0
0
0.00%
0.00%
0.00%
0.00%
1
0.91%
2,681,461
0.38%
1.82%
0.85%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
5.45%
4.33%
14-Jun-04
0
0
0
0
2
6,044,293
1
4,895,296
0
0
6
30,928,498
0
0
0.00%
0.00%
0.91%
0.38%
0
0.00%
0
0.00%
1.82%
0.85%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
5.45%
4.33%
12-May-04
0
0
1
2,683,272
2
6,044,293
1
4,898,636
0
0
6
30,952,366
0
0
0.91%
0.38%
0.00%
0.00%
0
0.00%
0
0.00%
1.82%
0.85%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
4.55%
2.46%
12-Apr-04
1
2,685,642
0
0
2
6,044,293
1
4,902,967
0
0
5
17,556,004
0
0
0.00%
0.00%
0.91%
0.62%
0
0.00%
0
0.00%
1.82%
0.84%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
4.55%
2.46%
12-Mar-04
0
0
1
4,406,784
2
6,044,293
1
4,906,258
0
0
5
17,563,773
0
0
1.82%
1.16%
0.00%
0.00%
0
0.00%
0
0.00%
1.82%
0.84%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
4.55%
2.45%
12-Feb-04
2
8,341,580
0
0
2
6,044,293
1
4,911,556
0
0
5
17,576,266
0
0
0.91%
0.62%
0.00%
0.00%
1
0.91%
3,932,728
0.55%
1.82%
0.84%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
3.64%
2.08%
12-Jan-04
1
4,414,318
0
0
2
6,044,293
1
4,914,792
0
0
4
14,891,812
0
0
0.00%
0.00%
0.91%
0.55%
0
0.00%
0
0.00%
1.82%
0.84%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
3.64%
2.08%
12-Dec-03
0
0
1
3,935,362
2
6,044,293
1
4,918,007
0
0
4
14,897,662
0
0
0.91%
0.55%
0.00%
0.00%
0
0.00%
0
0.00%
1.82%
0.84%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
2.73%
1.53%
12-Nov-03
1
3,938,782
0
0
2
6,056,611
1
4,922,218
0
0
3
10,978,829
0
0
0.00%
0.00%
0.91%
0.55%
0
0.00%
0
0.00%
1.82%
0.84%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
2.73%
1.53%
14-Oct-03
0
0
1
3,941,379
2
6,067,508
1
4,925,386
0
0
3
10,992,895
0
0
0.91%
0.55%
0.00%
0.00%
1
0.91%
4,929,551
0.69%
1.82%
0.85%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.73%
1.53%
12-Sep-03
1
3,944,762
0
0
2
6,079,673
0
0
0
0
3
11,009,224
0
0
0.91%
0.55%
0.00%
0.00%
1
0.91%
4,932,672
0.69%
1.82%
0.85%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.73%
1.53%
12-Aug-03
1
3,947,321
0
0
2
6,090,412
0
0
0
0
3
11,023,085
0
0
0.00%
0.00%
0.91%
0.55%
1
0.91%
4,935,773
0.69%
1.82%
0.85%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.73%
1.53%
14-Jul-03
0
0
1
3,949,863
2
6,101,078
0
0
0
0
3
11,036,852
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Series 2002-C1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 720397.3
Commercial Mortgage Pass-Through Certificates
13-Sep-04
108
98.18%
705,568,175
96.88%
0.00%
0.00%
2
1.82%
3,269,943
0.46%
2
1.82%
6,044,293
0.85%
2
1.82%
4,627,269
0.65%
84
318
7.52%
7.46%
0
0
0
0
12-Aug-04
110
100.00%
712,198,981
97.79%
0.00%
0.00%
2
1.82%
3,232,573
0.45%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
85
318
7.52%
7.46%
0
0
0
0
12-Jul-04
110
100.00%
712,781,842
97.87%
0.00%
0.00%
1
0.91%
1,836,097
0.26%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
86
319
7.27%
7.22%
0
0
0
0
14-Jun-04
110
100.00%
713,486,964
97.96%
0.00%
0.00%
1
0.91%
1,713,797
0.24%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
87
320
7.52%
7.46%
0
0
0
0
12-May-04
110
100.00%
714,049,669
98.04%
0.00%
0.00%
1
0.91%
1,642,376
0.23%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
88
321
7.27%
7.22%
0
0
0
0
12-Apr-04
110
100.00%
714,747,142
98.14%
0.00%
0.00%
1
0.91%
1,642,376
0.23%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
322
7.52%
7.46%
0
0
0
0
12-Mar-04
110
100.00%
715,301,992
98.21%
0.00%
0.00%
1
0.91%
1,642,376
0.23%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
323
7.27%
7.22%
0
0
0
0
12-Feb-04
110
100.00%
716,130,491
98.33%
0.00%
0.00%
1
0.91%
1,618,449
0.23%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
324
7.27%
7.22%
0
0
0
0
12-Jan-04
110
100.00%
716,676,719
98.40%
0.00%
0.00%
1
0.91%
1,593,235
0.22%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
325
7.52%
7.46%
0
0
0
0
12-Dec-03
110
100.00%
717,212,906
98.47%
0.00%
0.00%
3
2.73%
4,286,216
0.60%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
326
7.27%
7.22%
0
0
0
0
12-Nov-03
110
100.00%
717,895,437
98.57%
0.00%
0.00%
3
2.73%
4,163,972
0.58%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
327
7.52%
7.46%
0
0
0
0
14-Oct-03
110
100.00%
718,422,536
98.64%
0.00%
0.00%
3
2.73%
3,978,270
0.55%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
95
328
7.27%
7.22%
0
0
0
0
12-Sep-03
110
100.00%
719,081,705
98.73%
0.00%
0.00%
3
2.73%
3,693,021
0.51%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
329
7.52%
7.46%
0
0
0
0
12-Aug-03
110
100.00%
719,601,384
98.80%
0.00%
0.00%
3
2.73%
3,644,464
0.51%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
97
330
7.52%
7.46%
0
0
0
0
14-Jul-03
110
100.00%
720,117,811
98.87%
0.00%
0.00%
2
1.82%
2,006,181
0.28%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
98
331
7.27%
7.22%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Aug-04
106,525.33
106,525.33
0.00
A
11
1-Aug-04
71,089.95
71,089.95
0.00
A
24
1-Aug-04
56,923.12
56,923.12
0.00
B
30
1-Aug-04
54,263.07
54,263.07
0.00
B
33
1-Aug-04
52,396.57
52,396.57
0.00
B
34
1-Aug-04
33,381.72
33,381.72
0.00
B
48
1-Feb-03
25,319.42
544,427.73
0.00
24-Jan-03
25-Aug-03
9
49
1-Aug-04
31,900.28
31,900.28
0.00
23-Jul-04
A
56
1-Aug-04
27,464.07
27,464.07
0.00
1-Dec-03
A
59
1-Aug-04
25,781.80
25,781.80
0.00
A
60
1-Feb-04
12,623.75
122,880.53
0.00
11-Feb-04
3
74
1-Aug-04
13,886.11
13,886.11
0.00
A
84
1-Aug-04
13,989.38
13,989.38
0.00
A
86
1-Aug-04
8,342.00
8,342.00
0.00
A
102
533,886.55
1,163,251.64
Total
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advance
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
CA
6.90000%
1-Jan-12
FUNB02CA
Retail
1.43
34,075,267
230,510
1
31-Dec-03
CA
7.58000%
1-Feb-12
FUNB02CA
Retail
1.78
26,992,635
194,497
2
31-Dec-03
NY
7.25000%
1-Feb-12
FUNB02CA
Office
1.54
25,383,008
177,366
3
31-Dec-03
XX
7.56000%
1-Jan-12
FUNB02CA
Self storage
1.49
24,837,311
191,556
4
31-Dec-03
CA
7.25000%
1-Dec-09
FUNB02CA
Mixed use
1.65
19,769,458
138,141
5
31-Dec-03
MI
7.08000%
1-Jul-11
FUNB02CA
Retail
2.07
19,975,519
134,137
6
31-Dec-03
AZ
6.82000%
1-Nov-11
FUNB02CA
Multifamily
1.35
18,852,746
124,119
7
31-Dec-03
FL
6.81000%
1-Dec-11
FUNB02CA
Retail
2.06
17,986,737
120,729
8
31-Dec-03
VA
6.98000%
1-Jan-12
FUNB02CA
Multifamily
1.37
16,436,971
112,043
9
31-Dec-03
IN
7.25000%
1-Jan-12
FUNB02CA
Retail
1.33
15,755,459
110,171
10
31-Dec-03
FL
6.92000%
1-Aug-10
FUNB02CA
Multifamily
1.21
15,553,810
107,174
A
11
31-Dec-03
NY
7.25000%
1-Jan-12
FUNB02CA
Office
1.46
15,609,123
109,148
12
31-Dec-03
NY
7.35000%
1-Dec-11
FUNB02CA
Office
1.51
15,509,465
109,547
13
31-Dec-03
PA
7.61000%
1-Sep-11
FUNB02CA
Multifamily
1.35
13,934,512
101,067
14
31-Dec-03
FL
7.61000%
1-Jan-11
FUNB02CA
Lodging
0.76
13,339,149
103,837
15
31-Dec-03
MI
7.04900%
1-Nov-11
FUNB02CA
Multifamily
1.44
12,081,006
83,040
16
31-Dec-03
NY
7.60000%
1-Feb-12
FUNB02CA
Retail
1.40
10,734,603
77,492
17
31-Dec-03
IL
7.10000%
1-Feb-12
FUNB02CA
Retail
1.25
10,675,420
73,547
18
31-Dec-03
MN
7.34000%
1-Feb-12
FUNB02CA
Office
1.42
10,680,738
75,265
19
31-Dec-03
FL
7.44000%
1-Nov-11
FUNB02CA
Mobile home park
1.11
9,800,983
70,206
20
31-Dec-03
VA
7.15000%
1-Dec-11
FUNB02CA
Retail
1.46
9,638,450
66,460
21
31-Dec-03
NV
7.11000%
1-Feb-12
FUNB02CA
Multifamily
1.00
9,560,030
65,925
22
31-Dec-03
FL
7.25000%
1-Sep-10
FUNB02CA
Multifamily
1.26
9,518,405
67,535
23
31-Dec-03
MA
7.41000%
1-Feb-12
FUNB02CA
Industrial
1.69
9,393,587
71,482
A
24
31-Dec-03
MD
7.04000%
1-Feb-09
FUNB02CA
Multifamily
1.10
9,398,680
66,565
25
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
NC
7.05300%
1-Jan-12
FUNB02CA
Multifamily
1.11
8,770,152
60,198
26
31-Dec-03
CA
7.39000%
1-Jan-12
FUNB02CA
Office
1.98
8,689,425
61,561
27
31-Dec-03
TX
7.47000%
1-Jan-12
FUNB02CA
Office
1.34
8,595,602
61,350
28
31-Dec-03
PA
8.00000%
1-May-11
FUNB02CA
Retail
1.53
8,572,196
64,571
29
31-Dec-03
FL
7.40000%
1-Jan-12
FUNB02CA
Mixed use
1.26
8,074,781
57,260
B
30
31-Dec-03
NV
7.10000%
1-Nov-11
FUNB02CA
Retail
1.58
7,784,120
53,763
31
31-Dec-03
CA
7.39000%
1-Sep-11
FUNB02CA
Retail
1.80
7,784,841
55,336
32
31-Dec-03
NY
7.11000%
1-Jan-12
FUNB02CA
Mobile home park
1.63
7,764,076
54,587
B
33
31-Dec-03
TX
7.25000%
1-Nov-11
FUNB02CA
Industrial
1.12
7,547,818
52,869
B
34
31-Dec-03
NC
7.36000%
1-Feb-11
FUNB02CA
Multifamily
0.93
7,374,338
52,614
35
31-Dec-03
VA
8.14000%
1-Sep-11
FUNB02CA
Lodging
2.36
7,216,555
58,584
36
31-Dec-02
CA
7.00000%
1-Dec-11
FUNB02CA
Multifamily
1.51
7,203,180
49,232
37
31-Dec-03
CA
7.76000%
1-Jul-11
FUNB02CA
Multifamily
1.63
6,818,617
50,197
38
31-Dec-03
CA
7.12500%
1-Dec-11
FUNB02CA
Industrial
1.75
6,672,865
46,150
39
31-Dec-03
CA
7.25000%
1-Dec-09
FUNB02CA
Retail
1.63
6,345,752
44,341
40
31-Dec-03
FL
7.00000%
1-Jan-12
FUNB02CA
Multifamily
1.21
6,185,902
42,247
41
31-Dec-03
KS
6.90000%
1-Dec-11
FUNB02CA
Multifamily
0.98
5,544,976
37,540
42
31-Dec-03
VA
7.07000%
1-Feb-12
FUNB02CA
Office
1.65
5,364,119
36,851
43
31-Dec-03
WA
7.15000%
1-Jan-12
FUNB02CA
Multifamily
1.30
5,362,561
37,147
44
31-Dec-03
NC
7.36000%
1-Jan-12
FUNB02CA
Retail
1.36
5,320,160
37,586
45
31-Dec-03
AZ
7.36000%
1-Jul-11
FUNB02CA
Multifamily
0.73
5,197,622
36,896
46
31-Dec-03
NV
7.03000%
1-Dec-11
FUNB02CA
Multifamily
1.46
5,062,621
34,701
47
31-Dec-03
NY
6.90000%
1-Dec-08
FUNB02CA
Multifamily
1.22
4,961,295
33,589
B
48
TN
7.48000%
1-Jan-12
FUNB02CA
Multifamily
0.00
4,884,116
34,893
9
49
22-Dec-03
NV
7.50000%
1-Jan-12
FUNB02CA
Retail
1.39
4,814,343
36,950
50
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
AR
7.34000%
1-Jan-12
FUNB02CA
Office
1.66
4,758,325
33,554
51
31-Dec-03
KY
7.00000%
1-Jan-12
FUNB02CA
Multifamily
1.30
4,675,958
31,935
52
31-Dec-03
OR
8.30000%
1-Jan-12
FUNB02CA
Lodging
1.68
4,596,848
37,610
53
31-Dec-03
MO
8.30000%
1-Jan-12
FUNB02CA
Lodging
1.96
4,596,848
37,610
54
31-Dec-03
SC
7.24500%
1-Aug-11
FUNB02CA
Multifamily
1.33
4,565,955
32,046
55
31-Dec-02
FL
7.70000%
1-Sep-06
FUNB02CA
Multifamily
1.37
4,387,394
32,083
A
56
31-Dec-03
CA
7.58000%
1-Jan-12
FUNB02CA
Industrial
1.66
4,275,952
30,831
57
31-Dec-03
VA
7.69000%
1-Feb-12
FUNB02CA
Retail
1.61
3,914,204
28,491
58
FL
7.37500%
1-Feb-12
FUNB02CA
Multifamily
0.00
3,907,729
27,627
A
59
31-Dec-03
KS
6.75000%
1-Dec-11
FUNB02CA
Multifamily
1.01
3,887,551
25,944
A
60
KY
8.00000%
1-Jan-12
FUNB02CA
Multifamily
0.00
0
26,454
1-Sep-04
3,840,162
61
31-Dec-03
TN
7.50000%
1-Sep-11
FUNB02CA
Lodging
4.66
3,750,093
31,567
62
31-Dec-03
GA
7.10000%
1-Nov-11
FUNB02CA
Retail
1.68
3,814,219
26,344
63
31-Dec-03
CO
7.35000%
1-Feb-12
FUNB02CA
Retail
1.32
3,760,682
26,525
64
31-Dec-03
CO
7.29000%
1-Dec-11
FUNB02CA
Retail
1.25
3,646,859
25,615
65
31-Dec-03
VA
7.12500%
1-Dec-08
FUNB02CA
Multifamily
1.02
3,569,252
24,685
66
31-Dec-03
GA
7.10000%
1-Nov-11
FUNB02CA
Retail
1.67
3,541,775
24,462
67
31-Dec-03
MD
7.25000%
1-Nov-11
FUNB02CA
Office
1.50
3,213,909
22,512
68
31-Dec-03
AZ
7.07000%
1-Nov-11
FUNB02CA
Retail
1.31
3,067,344
21,125
69
31-Dec-03
UT
7.37000%
1-Jan-12
FUNB02CA
Industrial
0.81
3,001,910
21,228
70
31-Dec-03
IL
7.25400%
1-Jan-12
FUNB02CA
Multifamily
1.22
2,952,143
20,651
71
31-Dec-03
CO
7.17300%
1-Feb-12
FUNB02CA
Retail
1.32
2,904,146
20,146
72
31-Dec-03
CO
7.25000%
1-Nov-11
FUNB02CA
Mixed use
1.01
2,775,649
19,442
73
31-Dec-02
TX
7.71000%
1-Jun-11
FUNB02CA
Multifamily
0.96
2,675,374
19,625
3
74
31-Dec-03
MD
7.35000%
10-Dec-11
FUNB02CB
Industrial
1.49
2,594,928
19,697
75
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
IL
7.10700%
1-Nov-11
FUNB02CA
Multifamily
1.35
2,505,622
17,317
76
31-Dec-03
VA
7.18000%
1-Nov-11
FUNB02CA
Office
1.70
2,409,402
16,767
77
31-Dec-03
CA
7.12500%
1-Dec-11
FUNB02CA
Retail
1.35
2,242,641
18,788
78
31-Dec-03
IL
7.52400%
1-Jan-12
FUNB02CA
Retail
1.23
2,330,294
16,715
79
KY
8.00000%
1-Dec-11
FUNB02CA
Multifamily
0.00
0
15,184
1-Sep-04
2,204,131
80
31-Dec-03
IL
7.37000%
1-Jan-12
FUNB02CA
Multifamily
0.91
2,123,302
15,015
81
31-Dec-03
NJ
7.29500%
1-Jan-12
FUNB02CA
Mobile home park
1.13
2,098,011
14,732
82
31-Dec-03
FL
7.13000%
1-Feb-12
FUNB02CA
Mobile home park
1.29
2,082,953
14,391
83
31-Dec-03
VA
7.00000%
1-Dec-11
FUNB02CA
Multifamily
1.09
2,044,146
13,971
A
84
31-Dec-03
MS
7.28000%
1-Feb-12
FUNB02CA
Retail
1.56
2,013,886
14,112
85
31-Dec-03
MI
7.25000%
1-Jan-12
FUNB02CA
Multifamily
1.09
2,012,601
14,073
A
86
31-Dec-03
FL
7.55000%
1-Jan-12
FUNB02CA
Retail
1.72
1,950,453
15,030
87
31-Dec-03
NC
7.29000%
1-Dec-11
FUNB02CA
Retail
1.33
1,957,993
13,753
88
31-Dec-03
FL
7.13000%
1-Feb-12
FUNB02CA
Mobile home park
1.43
1,951,244
13,481
89
31-Dec-03
TX
6.90000%
1-Dec-06
FUNB02CA
Multifamily
1.28
1,945,606
13,172
90
31-Dec-03
TX
7.29500%
1-Dec-11
FUNB02CA
Multifamily
1.04
1,805,473
13,643
91
31-Dec-03
AL
7.49000%
1-Jan-12
FUNB02CA
Retail
1.27
1,831,651
13,097
92
31-Dec-03
VA
7.35000%
1-Jan-12
FUNB02CA
Multifamily
1.17
1,757,019
12,402
93
31-Dec-03
NY
7.31000%
1-Dec-11
FUNB02CA
Retail
1.98
1,718,808
12,095
94
31-Dec-03
CA
7.25000%
1-Dec-09
FUNB02CA
Office
1.77
1,616,901
12,143
95
31-Dec-03
IN
7.60000%
10-Dec-11
FUNB02CC
Retail
1.32
1,564,981
12,123
96
31-Dec-03
FL
7.35000%
10-Dec-11
FUNB02CD
Industrial
1.35
1,397,860
10,611
97
31-Dec-03
MN
7.50000%
1-Oct-11
FUNB02CA
Retail
1.69
1,413,321
10,139
98
31-Dec-03
IL
7.10700%
1-Nov-11
FUNB02CA
Multifamily
1.31
1,342,819
9,281
99
31-Dec-03
IL
7.10700%
1-Nov-11
FUNB02CA
Multifamily
1.53
1,313,627
9,079
100
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
IL
7.10700%
1-Nov-11
FUNB02CA
Multifamily
1.32
1,264,975
8,743
101
31-Dec-03
AZ
7.50000%
1-May-11
FUNB02CA
Multifamily
1.50
1,164,968
8,391
A
102
31-Dec-03
IL
7.10700%
1-Nov-11
FUNB02CA
Multifamily
1.44
1,138,477
7,868
103
31-Dec-03
LA
7.12500%
1-Nov-11
FUNB02CA
Multifamily
1.10
1,128,872
7,815
104
31-Dec-02
NY
7.05000%
1-Dec-06
FUNB02CA
Multifamily
1.32
973,699
6,687
105
31-Dec-03
NY
7.35000%
10-Dec-11
FUNB02CE
Industrial
1.46
915,094
6,946
106
MD
7.35000%
10-Dec-11
FUNB02CF
Industrial
0.00
561,981
8,380
107
IN
7.60000%
10-Dec-11
FUNB02CG
Retail
0.00
256,890
3,863
108
FL
7.35000%
10-Dec-11
FUNB02CH
Industrial
0.00
254,776
3,799
109
NY
7.35000%
10-Dec-11
FUNB02CI
Industrial
0.00
237,673
3,544
110
705,568,175
5,047,532
6,044,293
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Amort.
Statement Date:
Loan
Status
Code(1)
24-Jan-03
4,884,116
88
328
TN
7.48%
1-Jan-12
Multifamily
4,956,054
Not Avail.
Not Avail. Not Avail.
9
49
23-Jul-04
4,387,394
24
324
FL
7.70%
1-Sep-06
Multifamily
4,417,113
525,814
1.37 31-Dec-02
A
56
1-Dec-03
3,907,729
89
329
FL
7.38%
1-Feb-12
Multifamily
3,910,521
Not Avail.
Not Avail. Not Avail.
A
59
11-Feb-04
2,675,374
81
321
TX
7.71%
1-Jun-11
Multifamily
2,690,341
225,517
0.96 31-Dec-02
3
74
15,854,613
15,974,030
4
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
REO
Foreclosure occurred on 08/25/03 and the lender was the successful bidder at $3.6 million. Continental Property Management based in
Nashville is now manging the property for the trust. Current (8/31/04) physical occupancy is 77%, economic eccupancy 70%. Management continues to try to better qualify tenants to mitigate collection loss of 6% GPR. Management running special to increase occupancy, no major physical improvements contemplated currently. Continue to attempt to improve occupancy and prepare to list and sell. August cash flow (before debt, T & I) was $40.7M.
49
Modification
Loan transferred to special servicing 7/23/04. Occupancy not high enough to support debt service. Borrower looking for workout. Property inspected - fair condition. Appraisal and BOV ordered.
56
Resolved
Loan was transferred to special servicer on 12/1/2003 due to payment default. Chronic late payer. Discovered that borrower missed March
2003 payment. Borrower made up the missing payment, monitor for 90 days then transfer back to master. YE 2003 NOI - $3,000. YE occupancy rate 77%. Borrower says poor performance due to redevelopment, will turn around in 2004. Minor insurance issues are being resolved, then transfer to master.
59
Modification
Loan transferred to special servicing on 2/11/04 due to low NOI. Borrower assumed loan 3/03, has been cash flow negative ever since.
Borrower has had to reduce rates $100/unit/month to keep occupancy at 85%.Borrower asking for eighteen-month forbearance period to stabilize, raise rents. Property inspected: Class C, fair condition. Appraisal received: $1.6 million as is. Borrower wants discounted payoff of
$2.55MM. Case approved.Forbearance agreement sent to borrower. New potential lender doing appraisal.
74
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
200409
3,840,161.61
2,854,372.27
1,456,946.66
1,397,425.61
2,442,736.00
74.33%
36.39%
16-Sep-03
2,340,000.00
61
200409
2,204,131.01
698,560.33
678,962.58
19,597.75
2,184,533.26
31.69%
0.89%
16-Sep-03
605,000.00
80
6,044,292.62
3,552,932.60
2,135,909.24
1,417,023.36
4,627,269.26
6,044,292.62
4,627,269.26
1,417,023.36
2,135,909.24
3,552,932.60
Current Total
Cumulative
10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Sep-04
13-Sep-04
12-Aug-04
12-Oct-04
31-Aug-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Amort
Remaining Term
Life
ARA
Amount
Current P&I
Advance
Current
Cumulative
7-Sep-04
4,884,115.76
114,638.98
1-Jan-12
88
328
Multifamily
TN
4,000,000.00 9-Jun-04
7.48%
Not Avl.
1,884,305.20
25,319.42
9,369.71
49
7-Sep-04
2,675,374.35
13,714.43
1-Jun-11
81
321
Multifamily
TX
16,000,000.00 4-May-04
7.71%
0.96
1,385,637.99
12,623.75
6,890.08
74
7,559,490.11 3,269,943.19
37,943.17
16,259.79 128,353.41
2

10-Sep-2004 - 16:52 (H133-H298) (c) 2004 LaSalle Bank N.A.